Wonder International Education & Investment Group 10-Q

EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the registrant certify, to the best of their knowledge, that the registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2013 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: November 14, 2013

/ s/ Xiang Wei
Xiang Wei
Chief Executive Officer

(Principal Executive Officer)

/s/ Wen Ming Xie
Wen Ming Xie
Chief Financial Officer

(Principal Financial and Accounting Officer)